                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      April 18, 1995
                                                    ---------------------

                                SERV-TECH, INC.
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its Charter)



             Texas                        0-17888              74-1398757
- --------------------------------------------------------------------------------
  (State or other Jurisdiction       (Commission File        (IRS Employer
       of Incorporation)                  Number)         Identification Number)



  5200 Cedar Crest Boulevard, Houston, Texas                       77087
- --------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code             (713) 644-9974
                                                         -----------------------


                                      N/A
- --------------------------------------------------------------------------------
                 (Former address if changed since last report)




Total number of pages contained in the Form and Exhibits:             5
                                                                   -------

Item 4   Changes in Registrant's Certifying Accountants

On April 18, 1995, the Audit Committee and the Board of Directors of Serv-Tech, Inc. and Subsidiaries (the "Company") approved the selection of KPMG Peat Marwick, LLP as the Company's independent auditors for the year ending December 31, 1995, and voted to dismiss the current independent auditors, Coopers & Lybrand, LLP.

There were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the Company's financial statements for the fiscal years ended December 31, 1993 and 1994, or for any subsequent interim period, which if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report. Neither report contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through present, there have been no reportable events (as defined in Item 304 of Regulation S-K) with Coopers & Lybrand. The Company has not consulted with KPMG Peat Marwick regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through present.

A letter of Coopers & Lybrand addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K. Such letter states that the firm agrees with the statements made by the Company in this Item 4.

Item 7   Financial Statements and Exhibits

         (c)   Exhibits

               Number            Description
               ------            -----------
                 16              Letter of Coopers & Lybrand to the Securities and
                                 Exchange Commission regarding change in
                                 certifying accountant.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    SERV-TECH, INC.
                                                    ---------------------------
                                                    (Registrant)


DATED:  April 18, 1995


                                                    BY:     David P. Tusa
                                                        -----------------------
                                                        David P. Tusa
                                                        Senior Vice-President,
                                                        Finance & Administration

                                 EXHIBIT INDEX


                                                                    Sequential
Exhibit                                                             Page
Number                                                              Number
- ------                                                              ----------
16       Letter of Coopers & Lybrand to the Securities and            5
         Exchange Commission regarding change in
         certifying accountant